SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2003

(April 17, 2003)

IASIS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-94521	76-0450619

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

113 Seaboard Lane, Suite A-200
Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

99.1 Press Release dated April 17, 2003.

Item 9. Regulation FD Disclosure

On April 17, 2003, IASIS Healthcare Corporation issued a press release announcing that it will provide an online web simulcast of its second quarter fiscal 2003 earnings conference call on Friday, May 2, 2003. The press release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE CORPORATION

Date: April 21, 2003	By:	/s/ W. Carl Whitmer W. Carl Whitmer Chief Financial Officer

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EXHIBIT INDEX

No.	Exhibit

99.1	April 17, 2003 Press Release